Exhibit 99.1

E

Enercom Oil & Gas Conference August 2006

Forward-Looking Statements This discussion will contain some forward-looking statements. Although MarkWest believes that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that affect our operations, financial performance and other factors as discussed in our filings with the Securities and Exchange Commission.

MarkWest - Two Public Companies

MARKWEST Energy Partners, L.P.

MarkWest Hydrocarbon, Inc.

- Ticker — MWP (AMEX)
- 11.95 million shares outstanding
- Price (8/4/06) — $26.73
- Market cap (8/4/06) — $319 million
  - Key assets:
    - 2.47 million units in MWE
    - 89.2% of MWE General Partner
    - Gas and natural gas liquid marketing

Owns 16.7% of

MarkWest Energy Partners, L.P.

- Ticker — MWE (AMEX)
- 16.2 million units outstanding
- Price (8/4/06) — $47.05
- Market cap (8/4/06) — $761 million
- Key assets:
  - Southwest
    - East Texas gathering system & processing plant acquired from ACET
    - W. Oklahoma gathering and processing systems
    - Lateral pipelines to power plants
    - 19 gathering systems
  - Gulf Coast
    - Javelina Processing Facility
    - Starfish Pipeline Company
  - Northeast
    - Largest gas processor in Appalachia
    - Plant and pipelines — western Michigan

2

2006 Enercom Oil & Gas Conference

MWE Business Strategy Distribution Goal: MarkWest Energy’s goal is to achieve 10% annual distribution growth for our limited unitholders Optimize existing assets Low cost, high return expansions of existing assets High-quality, strategic acquisitions Secure long-term, fee-based contracts Best of class operations and customer service

Proven Results Since MWE IPO IPO Present Unit Price $20.50 $47.65 +132% Annualized Distribution $2.00 $3.68 +84% EBITDA(1) $11.0 million $128.8 million +1071% Total Assets$85.9 million $1,039.0 million 1110% From year ended December 31, 2002 to twelve months ended June 30, 2006, pro forma for Javelina acquisition.

MARKWEST
Energy Partners, L.P.

Twelve Distribution Increases Since IPO


$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
84% Distribution Growth since IPO
(15% CAGR)
$0.50
$0.50
$0.52
$0.58
$0.58
$0.64
$0.67
$0.69
$0.74
$0.76
$0.78
$0.80
$0.80
$0.82
$0.82
$0.87
$0.92
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
2002
2003
2004
2005
2006
Common Unit Distribution

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2006 Enercom Oil & Gas Conference

MARKWEST
Energy Partners, L.P.

Strategic Long-Lived Assets

Foss Lake Gathering System
- Acquired December 2003
- 167 miles of gathering pipeline
- Gas processing plant
- 90 MMcf/d capacity

Carthage Gathering & Processing System
- Acquired July 2004
- 230 miles of gathering pipeline
- 350 MMcf/d capacity
- 200 MMcf/d processing plant in service January 1, 2006

Michigan Crude Oil Pipeline and Natural Gas System
- Acquired December 2003
- Crude oil pipeline
- 250-mile intrastate pipeline
- 90-mile natural gas pipeline
- Gas processing plant
- Niagaran Reef production



Lubbock Lateral System
- Acquired September 2003
- 68-mile gas pipeline
- 100 MMcf/d capacity

Appalachia
- 5 processing plants with 352 MMcf/d capacity
- NGL fractionation plant
- 136-mile NGL pipeline
- 11 MM gallon NGL storage facility

Pinnacle Gathering Systems
- Acquired March 2003
- 17 gas gathering systems
- 3 lateral gas pipelines

Javelina Company
- Acquired November 2005
- Gas processing, fractionation and transportation facilities

Starfish Pipeline Company
- Acquired March 2005
- Offshore gas gathering systems
- West Cameron dehydration

6

2006 Enercom Oil & Gas Conference

“MarkWest Energy Named #1 in Natural Gas Customer Satisfaction” EnergyPoint Research, Inc 2006 Customer Satisfaction Survey

Recent Acquisitions East Texas Processing Facility Starfish Pipeline Company Javelina Facility

MARKWEST
Energy Partners, L.P.

Javelina Gas Processing & Fractionation Facility

- Acquired 100% interest in November 2005 for $355 million plus working capital
- Gathers, treats and processes off-gas streams from six refineries:
  - Flint Hills East / West
  - Citgo East / West
  - Valero East / West
- POL contracts with all refineries
- Design inlet gas capacity of 140 MMcf/d
- On-site fractionation facility produces NGL products as well as ethylene and propylene
- No basin decline risk



Corpus Christi Bay
Javelina Facilities
Valero Refineries
Citgo Refineries
Flint Hills Refineries

Q1 2006 Revenue by Product



P/P Mix 10%
Ethylene 25%
Pentanes 1%
Butanes 17%
Ethane 22%
Propane 15%
Hydrogen 10%

9

Gathering System Gas Processing Plant Acquired July 2004 East Texas System Update System capacity – 400 MMcf/d Blocker gathering system in service March 2006 – 30 MMcf/d capacity Current throughput – 390-395 MMcf/d including Blocker Pipeline Existing – 230 miles Centralized compressor stations Existing – 90,000 HP Gas processing plant commenced operations on January 1, 2006 200 MMcf/d capacity facility GaryCity ofCarthageGathering SystemProcessing PlantCompression StationDelivery Point

Acquisitions $794 million in acquisitions since IPO ($ in millions) ($ in millions) Expansion Projects$100 million in organic growth projects since IPO with $92 million currently targeted for 2006Diversified Growth Strategy $111$243$4402002200320042005

Six Months Ended 6/30/06 Net Operating Margin By Geographic Region By Contract Type * Keep-whole exposure largely offset by long natural gas position derived from POI and natural gas contracts. Diversified Operations

Active hedging policy to mitigate commodity price risk Target 60% – 70% fee-based and hedged Hedging time horizon is 18 – 24 months Forecasted 2006 Operating Margin Adjusted for Hedging Activity Risk Management Program Fee33%Hedged24%NGL21%Nat. Gas11%Keep-Whole11%Hedge Position (1)Product Units Long Positions (1) 2,006% 2,007 % Natural GasMMBtu/d4,2001,57538%1,90045%EthaneBbl/d3,40054516%1,19035%NGLs (barrels of Oil Equivalents)Bbl/d2,7401,99873%1,96772%EthyleneMLBs/d105- 0%- 0%PropyleneBbl/d190- 0%- 0%(1)Excludes keep-whole volumes

MWE Capital Structure ($ in millions)As of June 30, 2006ActualProForma(1)Cash21.1$ 21.1$ Credit Facility369.1$ 51.0$ 2014 Senior Notes225.0225.02016 Senior Notes-200.0Total Debt594.1$ 476.0$ Partners' Capital312.1$ 439.4Total Capitalization906.2$ 915.4$ LTM EBITDA107.5$ 128.8$ Total Debt / Capitalization65.6%52.0%Total Debt / LTM EBITDA5.5x3.7xLTM EBITDA / Cash Interest Expense3.0x3.6x(1)ProForma for Financings closed on July 6, 2006 and Javelina acquisition

MWE Distribution Coverage 3 Months Ended 6/30/066 Months Ended 6/30/06$millionsNet income14.1$ 28.0$ Plus:Depreciation and amortization11.422.7Other4.83.6Less:Sustaining capital expenditures(0.6)(1.0)Distributable cash flow (DCF)29.7$ 53.3$ Actual distributions paid$18.7$32.3DCF / Actual distribution coverage ratio1.59x1.65xUnits outstanding16.1

Current Distribution Yields Attractive Distribution Yield Relative to Peer Group

Strategic and growing midstream position with high-quality assets Ranked #1 in customer satisfaction Stable cash flows Experienced management team Successful track record of growth History of completing accretive acquisitions Demonstrated ability to capitalize on organic growth opportunities post-acquisition Investment Highlights

Investor Relations 866-858-0482 www.markwest.com 1515 Arapahoe St., Tower 2, Suite 700, Denver CO 80202